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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 26, 1996

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
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(Exact name of registrants as specified in governing instruments)

                                                               59-3170055
   Delaware                     333-17893                      59-3170052
---------------               ----------------              -------------------
(State or other               (Commission File              (IRS Employer
jurisdiction of               Number)                       Identification Nos.)
organization)


10401 Deerwood Park Blvd., Jacksonville, Florida                      32256
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (904) 987-5120

                           Not Applicable
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(Former name or former address if changed since last report)



                         Exhibit Index located at Page 2
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.           Other Events.

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1995 and 1994 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement for the EQCC Home Equity Loan Trust 1996-4 is attached hereto as Exhibit 23.1.

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of Financial Guaranty Insurance Company as of September 30, 1996 are attached hereto as Exhibit 99.2.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                                Sequentially
                  Exhibit                                                         Numbered
                  Number            Exhibit                                         Page
                  -------           -------                                     ------------

                  10.1(A)           Securities Insurance Policy with                004
                                    respect to EQCC Home Equity Loan
                                    Trust, Series 1996-4

                  23.1(A)           Consent of Independent Auditors of              008
                                    the Insurer

                  99.1(A)           Audited Financials of the FGIC as of
                                    December 31, 1995 and December 31,
                                    1994.                                           010

                  99.2              Unaudited Financial Statements of
                                    FGIC as of September 30, 1996.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                  (Registrants)


                                                 EQCC RECEIVABLES CORPORATION




December 26, 1996                                By: /s/ Stephen R. Veth
                                                     -----------------------
                                                     Stephen R. Veth
                                                     President




                                                 EQCC ASSET BACKED CORPORATION




December 26, 1996                                By:  /s/ Stephen R. Veth
                                                      ----------------------
                                                      Stephen R. Veth
                                                      President